Contract of Guarantee of Maximum Amount

AGRICULTURAL BANK OF CHINA

ABCS (2007) 2005

Contract of Guarantee of Maximum Amount

Contract No. 33905201000004626

LenderLender (full name): Agricultural Bank of China Changxing County Sub-branch

Guarantor (full name): (1) Zhejiang Chisen Glass Co., Ltd.
 (2)
 (3)
Whereas, the Guarantor is willing to provide a guarantee of maximum amount for the Lender’s rights under a series of business contracts (hereinafter referred to as master contract) concluded by and between the Lender and Changxing Chisen Electric Co., Ltd. (hereinafter referred to as Borrower) in accordance with Article 1 of this Contract. In accordance with relevant national laws and regulations, all parties hereby conclude as follows through amicable negotiation:

Article 1  Principal Lender's rights guaranteed and maximum amount

1.
The Guarantor is willing to provide guarantee for the following Lender’s rights by and between the Lender and the Borrower, amounting to RMB 76,000,000.00. Foreign currency is converted according to the selling price on the date of the occurrence of the business under Item 1 of Article 1 herein.

(1)
The Lender will, from February 10, 2010 to February 9, 2012, transact Lender’s rights formed from agreed business together with the Borrower. The said period is the definite period of guaranteed Lender’s rights of maximum amount. The said business includes: (put “√”before the right answer)

☑ RMB/foreign currency loan	☐ L/C for deposit abatement

☐ Packing credit for exports	☐ Commercial bill discounted

☐ Commercial bill discounted	☐ Inward documentary Bill

☐ Bank Guarantee	☑ Commercial draft acceptance

☐ Outward documentary Bill

☐ Other business: ___________________

(2)
The principal and interests of the following unpaid Lender’s rights under master contract between the Lender and the Borrower and relevant interest, penalty interest, compound interest and expenses. The relevant interest, penalty interest, compound interest and expenses will be counted according to master contract until the date of actual payment:

Name of contract	No. of contract	Unpaid principal and interests	Currency

(The attached list added due to the insufficiency of the above list shall be an integral part of the Contract.)

2.	Category, amount, interest rate and term of each business guaranteed by this Contract are subject to relevant legal instrument or voucher.

3.
Within the period and maximum amount under the Contract, the Lender needs not to carry out guarantee procedures one by one at the time of issuing the loan under the Contract or providing other bank credit.

4.	Currency is not limited in respect of the business occurred within the period and maximum amount under the Contract, and the Guarantor undertakes guarantee liabilities by the original currency.

Article 2 Scope of guarantee

The scope of guarantee includes all the expenses accrued to the Lender for realizing Lender’s rights, including principal and interests of principal Lender's rights, penalty interest, compound interest, penalty, liquidated damages, litigation (arbitration) fee and attorney fees.

The Guarantor is willing to undertake guarantee liabilities for the part exceeding the maximum amount due to the change of rate of exchange.

Article 3  Method of guarantee

The guarantee herein is joint and several, namely, the guarantors under the Contract undertake joint and several liabilities for the Lender jointly.

Article 4  Period of guarantee

1.	The period of guarantee of the Guarantor is two years from the expiration of the master contract.

2.	The period of guarantee of commercial draft acceptance, L/C for deposit abatement and bank guarantee is two years from the date of the Lender advances.

3.	The period of guarantee of commercial bill discounted is two years from the expiration of discounted bill.

4.
If the Lender and the Borrower conclude a renewal agreement for the period of repaying debts under master contract, the Guarantor will continue to undertake the guarantee liabilities and the period of guarantee is two years from the expiration of the said renewal agreement.

5.
In case the occurrence of events under laws or master contract results in the acceleration of maturity of Lender’s rights under master contract by the Lender, the period of guarantee is two years as of the date when the Lender confirms the acceleration of maturity of Lender’s rights under master contract.

Article 5  Covenants of the Guarantor

1.	Having obtained the authorization for the guarantee under this Contract in accordance with relevant provisions and procedures.

2.
Having provided the Lender with true, complete and valid financial statements, articles of incorporation or other relevant data and information, and having accepted the Lender’s supervision and inspection against its production operations and financial status.

3.	The Guarantor is willing to fulfill guarantee liabilities in the event that the Borrower fails to repay debts as stipulated in master contract.

4.
In case the Guarantor fails to fulfill guarantee liabilities as stipulated in the Contract, the Lender has the right to deduct directly relevant amounts from the account that the Guarantor opens in the Lender’s bank.

5.	In any of the following situations, the Guarantor shall notify the Lender immediately in writing:

(1)	The Guarantor changes its name, address, legal representative, contact way, etc.;

(2)	The Guarantor changes it subordinate relationship, senior personnel, articles of incorporation or organizational structure;

(3)	The financial status or production operations of the Guarantor is in trouble, or having material lawsuit or arbitration to the Guarantor;

(4)	The Guarantor shuts down, goes out of business, suspends business for rectification, or files for bankruptcy or reorganization, etc.;

(5)	The business license of the Guarantor is cancelled or revoked, or it is ordered to close down, or other grounds for dissolution has occurred; or
(6)	The events happen to the Guarantor that are adverse to the realization of Lender’s rights by the Lender;

6.	In the event of carrying out any of the following actions, the Guarantor shall notify the Lender 15 days in advance and obtain its written consent:

(1)
The Guarantor changes its capital structure or management system, including, but not limited to, contract, lease, shareholding reform, joint-operation, merger, division, joint venture, reduction of capital, transfer of assets, filing for reorganization, reconciliation or bankruptcy; or

(2)	The Guarantor provides guarantee to a third party or creates mortgage or pledge for the debts of it or a third party, which may impact its fulfillment of the guarantee liabilities under the Contract.

Article 6  Confirmation of guaranteed Lender’s rights

In any of the following situations, the Lender’s rights of the guarantee of maximum amount under this Contract are confirmed:

1.
The definite period of Lender’s rights expires. “The definite period of Lender’s rights expires” includes the expiration of the definite period of Lender’s rights under Article 1 hereof, and acceleration of maturity of definite period of the Lender’s rights by the Lender in accordance with relevant national law and regulations or the provisions herein. In case the Borrower violates its obligations under master contract or the Guarantor violates its obligations under the Contract, the Lender has the right to accelerate the maturity of definite period of the Lender’s rights;

2.	New Lender’s rights may not happen;

3.	The Borrower and the Guarantor are adjudicated a bankruptcy or revoked; or

4.	Other situations stipulated by laws for the confirmation of Lender’s rights.

Article 7 Undertaking of guarantee liabilities

1.
In any of the following situations, the Lender has the right to require the Guarantor to fulfill guarantee liabilities. In case the amount paid by the Guarantor is insufficient to pay off the Lender’s rights guaranteed under this Contract, the Lender may apply this amount to repay the principal, interests, penalty interest, compound interest or fees, etc.;

(1)
The Lender is not repaid upon the expiration of the period of repaying debts under master contract. “The period of repaying debts under master contract expires” includes the expiration of the period of repaying debts under master contract, and acceleration of maturity of definite period of the Lender’s rights by the Lender in accordance with relevant national law and regulations or the provisions herein;

(2)	People’s court accepts the Borrower and Guarantor’s application for bankruptcy, or verdicts Reconciliation;

(3)	The business license of the Borrower and Guarantor is cancelled or revoked, or they are ordered to close down, or other grounds for dissolution has occurred;

(4)	The Borrower and Guarantor dead, or are declared missing or dead;

(5)	The Guarantor violates its obligations hereunder; or

(6)	Other situations impacting seriously the realization of Lender’s rights.

2.
In case the Lender’s rights guaranteed by this Contract has material guarantee and guarantee provided by the Borrower simultaneously, the Lender has the right to require the Guarantor to undertake guarantee liabilities prior to the material guarantee.

3.
If the Borrower provides property as guarantee, the Guarantor, in case of abandonment of such security interest by the Lender, cis-position of the security interest or change of the security interest, agrees to provide joint and several guarantee liabilities for the Lender’s rights under master contract as specified herein. “The security interest” refers to the security interest formed when the Borrower provides material guarantee for the Lender’s rights under master contract.

Article 8 Liabilities for breach of contract

1.	In case the Lender fails to fulfill its obligations agreed results in loss to the Guarantor after the effectiveness of the Contract, it shall bear relevant liabilities for damages.

2.
In any of the following actions taken by the Guarantor, it shall pay penalty to the Lender according to 1 % of the maximum amount of the Lender’s rights guaranteed by the Contract; in case of any loss to the Lender by the Guarantor, the latter shall compensate fully at the same time:

(1)	Having not obtained legal and valid authorization for the guarantee hereunder;

(2)	Failing to provide true, complete and valid financial statements, articles of incorporation or other relevant data and information;

(3)	Failing to notify the Lender promptly in case of the situation described in Item 5 of Article 5 of this Contract;

(4)	Having not obtained the Lender’s consent in advance prior to the implementation of the acts described in Item 6 of Article 5 of this Contract; or

(5)	Any other act violating the provisions herein or impacting the realization of Lender’s rights by the Lender.

Article 9  Settlement of dispute

In the event of any dispute arising out during the performance of this Contract, all parties may solve through negotiation, or settle by the following 1  way:

1.	Litigation, under the jurisdiction of the people’s court at the Lender’s address.

2.	Arbitration, submitting to (full name of arbitration institution) for arbitration according to its arbitration rules.

During litigation or arbitration, the provisions hereof not involved in disputes must be continued.

Article 10  Miscellaneous

1.
The Guarantor shall comprehend the operating status of the Borrower and the occurrence and fulfillment of all business hereunder. The master contract and relevant instrument of vouchers for the occurrence of the business hereunder will not be sent to the Guarantor again.

_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________

Article 11  Effectiveness of contract

This Contract will come into force as soon as being signed or sealed by all parties.

Article 12  This Contract is in triplicate of equal force, one for the Lender, the Guarantor and the Borrower respectively.

Article 13  Remarks

The Lender has called the attention of the Guarantor to understanding fully and correctly all provisions herein and, at the request of the Guarantor, has made corresponding explanations for the provisions herein. The parties hereto agree on the meanings of this Contract.

E2-62a
19/5/2016

最高额保证合同

中国农业银行
AGRICULTURAL BANK OF CHINA

ABCS(2007)2005

最高额保证合同

合同编号：339052010000004626

债权人（全称）：中国农业银行长兴县支行

保证人（全称）：（1）浙江长兴盛强纺织有限公司

（2）

（3）

鉴于保证人愿为债权人与长兴县盛电气有限公司（下称债务人）按本合同第一条约定签订的一系列业务合同（下称主合同）所形成的债权提供最高额保证担保，根据国家有关法律法规，当事人各方经协商一致，订立本合同。

第一条 被担保的主债权及最高额

1、保证人自愿为债权人与债务人形成的下列债权提供担保，担保的债权最高余额折合人民币（大写金额）叁仟肆佰万元。外币业务，按本条第（1）项约定的业务发生当日卖出价折算。

（1）债权人自2010年2月10日起至2015年2月9日止，与债务人办理约定的各类业务所形成的债权。该期间为最高额担保债权的确定期间。上述业务具体包括：(以划“√”的为准)

☑ 人民币/外币贷款　☐ 减免保证金开证　☐ 出口打包放款

☐ 商业汇票贴现　☐ 进口押汇　☐ 银行保函

☑ 商业汇票承兑　☐ 出口押汇

☐ 其他业务：

（2）债权人与债务人已形成的下列主合同项下尚未受偿的债权本金及其相应的利息、罚息、复利、费用等，其中利息、罚息、复利、费用等按相应的主合同约定计算至实际受偿之日止：

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合同名称	合同编号	尚未受偿本金	币种

（表中栏目不够填写而增加的附表，为本合同组成部分。）

2、本合同所担保的每笔业务的种类、金额、利率、期限等内容以相关法律文书或者凭证为准。

3、在本合同约定的期间和最高余额内，债权人发放本合同约定的贷款或者提供其他银行信用时无须逐笔办理担保手续。

4、在本合同约定的期间和最高余额内发生的业务，币种不限，保证人按原币种承担担保责任。

第二条 保证担保的范围

保证担保的范围包括主债权本金、利息、罚息、复利、违约金、损害赔偿金，以及诉讼（仲裁）费、律师费等债权人实现债权的一切费用。

因汇率变化而实际超出最高余额的部分，保证人自愿承担保证责任。

第三条 保证方式

本合同保证方式为连带责任保证。本合同项下有多个保证人的，各保证人共同对债权人承担连带责任。

第四条 保证期间

1、保证人的保证期间为主合同约定的债务履行期限届满之日起二年。

2、商业汇票承兑、减免保证金开证和保函项下的保证期间为债权人垫付款项之日起二年。

3、商业汇票贴现的保证期间为贴现票据到期之日起二年。

4、债权人与债务人就主合同债务履行期限达成展期协议的，保证人继续承担保证责任，保证期间自展期协议约定的债务履行期限届满之日起二年。

5、若发生法律法规规定或者主合同约定的事项，导致主合同债权被债权人宣布提前到期的，保证期间自债权人确定的主合同债权提前到期之日起二年。

第五条 保证人承诺

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1、已按有关规定和程序取得本合同担保所需要的授权。

2、按要求向债权人提供真实、完整、有效的财务报表、公司章程或者其他相关资料、信息，并接受债权人对保证人生产经营和财务状况的监督检查。

3、债务人未按主合同约定履行债务时，保证人自愿履行保证责任。

4、保证人未按本合同约定履行保证责任的，债权人有权从保证人在债权人处开立的账户中直接划收相关款项。

5、发生下列情形之一的，保证人立即书面通知债权人：

（1）保证人变更名称、住所地、法定代表人、联系方式等事项；

（2）保证人发生隶属关系变更、高层人事变动、公司章程修改，以及组织结构调整；

（3）保证人财务状况恶化、生产经营发生严重困难或者发生重大诉讼、仲裁事件；

（4）保证人停产、歇业、停业整顿或者被申请破产、重整等；

（5）保证人被撤销、吊销营业执照、责令关闭或者出现其他解散事由；

（6）保证人发生其他不利于债权人实现债权的事项。

6、实施以下行为之一的，保证人提前十五日书面通知债权人并征得债权人书面同意：

（1）保证人改变资本结构或者经营体制，包括但不限于承包、租赁、股份制改造、联营、合并、分立、合资、减资、资产转让、申请重整、申请和解、申请破产；

（2）保证人为第三人债务提供保证担保或者以其资产为自身或者第三人债务设定抵押、质押担保，可能影响其履行本合同项下保证责任的。

第六条 被担保债权的确定

发生下列情形之一的，本合同项下最高额保证担保的债权确定：

1、债权确定期间届满。“债权确定期间届满”包括本合同第一条约定的债权确定期间届满，以及债权人依国家法律法规规定或者本合同的约定宣布债权确定期间提前届满的情形。债务人违反主合同约定义务或者保证人违反本合同约定义务的，债权人有权宣布债权确定期间提前届满。

2、新的债权不可能发生。

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3、债务人、保证人被宣告破产或者被撤销。

4、法律规定债权确定的其他情形。

第七条 保证责任的承担

1、发生下列情形之一的，债权人有权要求保证人履行保证责任。保证人支付的款项不足以清偿本合同所担保的债权的，债权人可以选择将该款项用于归还本金、利息、罚息、复利或者费用等：

（1）任一主合同项下债务履行期限届满，债权人未受清偿。"期限届满"包括主合同约定的债务履行期限届满，以及债权人依照国家法律法规规定或者主合同的约定宣布主合同项下债权提前到期的情形；

（2）债务人、保证人被人民法院受理破产申请或者裁定和解；

（3）债务人、保证人被撤销、吊销营业执照、责令关闭或者出现其他解散事由；

（4）债务人、保证人死亡、被宣告失踪或者被宣告死亡；

（5）保证人违反本合同项下义务；

（6）其他严重影响债权实现的情形。

2、本合同所担保的债权同时存在债务人提供物的担保和保证担保的，债权人有权要求保证人先于物的担保承担保证责任。

3、债务人提供了物的担保的，债权人放弃该担保物权、担保物权顺位或者变更担保物权的，保证人同意继续按本合同约定为主合同项下债权提供连带责任保证。"该担保物权"是指债务人为主合同项下债权提供物的担保所形成的担保物权。

第八条 违约责任

1、本合同生效后，债权人不履行约定义务，造成保证人损失的，应承担相应的赔偿责任。

2、保证人有下列行为之一的，应按本合同所担保债权最高余额的__1__%向债权人支付违约金；造成债权人损失的，应同时给予全额赔偿：

（1）未取得本合同担保所需的合法有效授权；

（2）未按本合同约定提供真实、完整、有效的财务报表、公司章程或者其他相关资料、信息；

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（3）发生本合同第五条第 5 项的情形，未立即通知债权人；

（4）实施本合同第五条第 6 项的行为，未事先征得债权人同意；

（5）其他违反本合同约定或者影响债权人实现债权的行为。

第九条　争议的解决

本合同履行中发生争议，可由各方协商解决，也可按以下第 \ 种方式解决：

1、诉讼。由债权人住所地人民法院管辖。

2、仲裁。提交 / （仲裁机构全称）按其仲裁规则进行仲裁。

在诉讼或者仲裁期间，本合同不涉及争议的条款仍须履行。

第十条　其他事项

1、保证人应主动了解债务人的经营状况及本合同项下各类业务发生、履行情况。本合同项下发生各类业务的主合同、相关法律文书或者凭证不再送达保证人。

第十一条　合同的生效

本合同自各方签字或者盖章之日起生效。

第十二条　本合同一式 叁 份，其中债权人 壹 份，保证人各 壹 份，债务人 壹 份，叁 份，效力相同。

第十三条　提示

债权人已提请保证人注意对本合同各条款作全面、准确的理解，并应保证人的要求做了相应的条款说明。签约各方对本合同含义认识一致。

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